UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 21, 2011
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or other Jurisdiction of Incorporation)	0-7674 (Commission File No.)	75-0944023 (IRS Employer Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Explanatory Note
     This Form 8-K/A is being filed as amendment (the “Amendment No. 1”) to the Current Report on Form 8-K filed by First Financial Bankshares, Inc. (the “Company”) with the Securities and Exchange Commission on July 21, 2011 (the “Original Filing”), to include the omission of certain information from the Company’s earnings release for the quarter ended June 30, 2011 filed as Exhibit 99.1 to the Original Filing. Exhibit 99.1 of the Original Filing omitted from the Company’s “Selected Financial Data (Unaudited)” comparative information related to “Income Statements,” “Per Common Share Data” and “Performance Ratios” for the three and six month periods ended June 30, 2011 and June 30, 2010, which are included in the Exhibit 99.1 to this Amendment No. 1.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended June 30, 2011 of the Company.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 Press Release dated July 21, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)
DATE: July 28, 2011	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer